Third Quarter
2007 Review
November 2, 2007
Third Quarter
2007 Review
November 2, 2007
John V. Faraci
Chairman & CEO
Marianne M. Parrs
EVP & CFO
John V. Faraci
Chairman & CEO
Marianne M. Parrs
EVP & CFO

Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to: (i) industry conditions, including but not limited to changes in the cost or availability of raw materials and energy, transportation costs, the company's product mix, demand and pricing for its products; (ii) global economic conditions and political changes, particularly in Latin America, Russia, Europe and Asia, including but not limited to changes in currency exchange rates, credit availability, and the company's credit ratings issued by recognized credit rating organizations; (iii) natural disasters, such as hurricanes and earthquakes; (iv) the company's ability to realize anticipated profit improvement from its transformation plan, and (v) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and to actual or potential litigation. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

•
During the course of this presentation,
certain non-U.S. GAAP financial
information will be presented.
•
A reconciliation of those numbers to
U.S. GAAP financial measures is
available on the company’s website at
www.internationalpaper.com under
Investors.
Statements Relating to Non-GAAP
Financial Measures
Statements Relating to Non-GAAP
Financial Measures

Third Quarter 2007 Summary
Best Absolute Quarter in 7 Years
Third Quarter 2007 Summary
Best Absolute Quarter in 7 Years
•
Solid third quarter
•
Strong EBIT performances in:
•
NA Printing Papers
•
Brazil
•
xpedx
•
Improving price realizations
•
Improved mill operations
•
Successful Pensacola linerboard start-up
•
Increasing raw material costs
•
Flat volumes, land sales, tax rate

.60
.44
.25
.04
.03
.06
.14
.10
.27
.26
.11
.15
.11
.03
.02
.16
.30
.34
.27
.04
.12
.30
.47
.45
.57
.63
.45
.52
.26
.17
.20
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
2002 2003 2004 2005 2006 2007 2001 2000
Diluted EPS from Continuing Operations
and Before Special Items
Diluted EPS from Continuing Operations
and Before Special Items
* A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
* 2006 EPS restated to reflect new accounting guidelines for planned maintenance outages

.57
.52
.02
.07
(.04)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
2Q '07 North America Brazil Europe 3Q '07
EPS $ / Share EPS $ / Share
3Q ‘07 vs. 2Q ’07
EPS from continuing operations before special items
3Q ‘07 vs. 2Q ’07
EPS from continuing operations before special items

1.54
.87
.15
.59
.22
.51
(.33)
(.03)
(.17)
(.19)
(.06)
(.02)
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
9M '06 Price Volume Cost/Mix Pensacola Input &
Distrib.Costs
Land Sales Cash
Redeployment
Unallocated
Expenses /
Other
Plant
Closures
Divestitures 9M '07
EPS $ / Share EPS $ / Share
IPG                           .11
Coated Paperboard  .05
P&C                          .25
Europe                      .10
Wood          (.09)
Energy         .02
Chemicals   (.08)
Freight        (.04)
Interest        .32
Shares         .16
Acquisitions  .11
Cost/Mix      .28
Outages      (.06)
9M‘07 vs. 9M’06
EPS from continuing operations before special items
9M‘07 vs. 9M’06
EPS from continuing operations before special items

.57
.52
.04
.01
.04
(.02)
(.01)
(.01)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
2Q '07 Price Cost/Mix Pensacola Input Costs Interest
Expense
Other 3Q '07
EPS $ / Share EPS $ / Share
3Q ‘07 vs. 2Q ’07
EPS from continuing operations before special items
3Q ‘07 vs. 2Q ’07
EPS from continuing operations before special items
Cost/Mix     (.02)
Outages      .06

11
(54)
(59)
(27)
(70)
(60)
(50)
(40)
(30)
(20)
(10)
0
10
20
Wood Chemicals Freight Energy
$MM
Total of $129 million or $0.19 per share
Total of $129 million or $0.19 per share
negative impact in 9M’07 versus 9M’06
negative impact in 9M’07 versus 9M’06
Higher Input & Distribution Costs
EBIT Impact 9M’07 vs. 9M’06
Higher Input & Distribution Costs
EBIT Impact 9M’07 vs. 9M’06
All costs include ongoing businesses
$MM

Printing Papers
Average IP price realization (includes the impact of mix across all grades)
$25 7% Brazilian Uncoated Papers
€15
(1%) European Uncoated Papers
$19 1% U.S. Pulp
$8 (1%)
N.A. Uncoated Papers
Price Realization
per Ton
Volume
Business
3Q’07 vs. 2Q’07
$249 $307
Earnings
$1,610 $1,660 Sales
2Q’07 3Q’07 $ Million

11 307 249 15 52 (9) 0 50 100 150 200 250 300 350 2Q07 N.A Paper & Pulp Brazil Europe 3Q07 Global Paper Earnings 3Q’07 vs. 2Q’07 Global Paper Earnings 3Q’07 vs. 2Q’07 EBIT $MM EBIT $MM

Industrial Packaging
Average IP price realization (includes the impact of mix across all grades)
Flat (1%) N.A. Container
$8/ton 2% N.A. Containerboard
Price Realization Volume
Business
3Q’07 vs. 2Q’07
$139 $115
Earnings
$1,315 $1,305 Sales
2Q’07 3Q’07 $ Million

132
115
139
(10)
(7)
(1)
(6)
$70
$80
$90
$100
$110
$120
$130
$140
$150
2Q '07 European Cont.
Volume
All Other 3Q '07 before
One-time Costs
Pensacola
Conversion
NA Restructuring 3Q '07
$ MM $ MM
Industrial Packaging Earnings
3Q’07 vs. 2Q’07
Industrial Packaging Earnings
3Q’07 vs. 2Q’07

Consumer Packaging
Average IP price realization (includes the impact of mix across all grades)
2% Converting Businesses
$6/ton 1% U.S. Coated Paperboard
Price Realization Volume
Business
3Q’07 vs. 2Q’07
$48 $49
Earnings
$790 $775 Sales
2Q’07 3Q’07 $ Million

15 Distribution • Volume and margins up • 3Q earnings up 4% vs. 2Q’07 and 16% vs. 3Q’06 • Record 3Q sales, earnings & ROI $38 $40 Earnings $1,720 $1,880 Sales 2Q’07 3Q’07 $ Million

16 Forest Products $98 $99 Earnings $90 $120 Sales 2Q’07 3Q’07 $ Million

Free Cash Flow
Free Cash Flow
$592 $381 Free Cash Flow
$262
($330)
($804)
$1,396
3Q’07
YTD
$274 Net
($107) Less Dividends Paid
($327) Less Capital Investment
$708 Cash Provided by Continuing Operations
3Q’07
3Q’07 Free Cash Flow
$ Million

Special Items & Discontinued Operations
($0.01) ($3)
Total Discontinued Operations
($2)
Wood Products
($1)
Beverage Packaging
Discontinued Operations (Net of tax)
($0.05) ($23)
Total Special Items
($29)
Restructuring & Corporate
$6
Divestitures
Special Items (Net of minority interest & tax)
$/Share $ Million 3Q’07

Special Items & Discontinued Operations
$0.51
Net Earnings
($0.01)
Discontinued Operations
$0.52
Earnings from Continuing Operations
($0.05)
Special Items
$0.57
Earnings from Continuing Operations
& Before Special Items
Diluted
Earnings
per Share
3Q’07

1.1%
5.7%
3.4%
0.0%
2.0%
4.0%
6.0%
2005 2006 9'M YTD
EBIT Margin Expansion in
Operating Businesses
EBIT Margin Expansion in
Operating Businesses
EBIT Margin
*Excludes special items, Forest Products and divested businesses

Earnings Growth Outside North America
Diversifying Our Earnings Capacity
Earnings Growth Outside North America
Diversifying Our Earnings Capacity
North America
70%
2007 Estimated
2002 Actual
Non-
North America
30%
North America
80%
Non-
North America
20%
Business level EBITDA excluding Forest Products earnings and before unallocated expenses

1.54
.87
.16
.32
.69
(.33)
(.17)
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
9M '06 Core Business
EBIT
Land Sales Divestitures* Interest Shares 9M '07
EPS $ / Share EPS $ / Share
* Includes Harvest and Recreation income, Coated Papers and Arizona Chemical
Transformation Plan
Yielding Results
Transformation Plan
Yielding Results

Fourth Quarter 2007 Outlook
Fourth Quarter 2007 Outlook
• Volume
• N. A. Containerboard benefiting from Pensacola capacity
• Seasonal pick-ups for European paper & packaging
• Other segments seasonally slower at year-end
• Price
• Implementing IP’s previously announced North American price increases in:
• Printing Paper & Pulp
• Containerboard & Corrugated Boxes
• Increased wood, energy & transportation costs
• Pensacola conversion expenses lower than 3Q’07
• Forest Products earnings higher than 3Q’07
• Higher interest expense and taxes

Building Our Earnings Capabilities
Building Our Earnings Capabilities
• Luiz Antonio Mill
• Pensacola Lightweight Linerboard
• Riegelwood Fluff Pulp
• Svetogorsk BCTMP
• Ilim Joint Venture
• Sun Joint Venture Paper Machine
• Tres Lagoas Paper Machine

26

26 Questions & Answers Questions & Answers Investor Relations Contacts Tom Cleves 901-419-7566 Ann-Marie Donaldson 901-419-4967 Media Contact Amy Sawyer 901-419-4312

27 Appendix

29%
$746 MM
$156 MM
$521 MM
$1.1 B
$1.1 B
2006 ¹
Effective Tax Rate²
Unallocated Expenses
Supply Chain Expense
Net Interest Expense
Depreciation & Amortization
Capital Spending
20%
$607 MM
$135 MM
$595 MM
$1.2 B
$1.1 B
2005 ¹
30-31%
$710-$730 MM
$200 MM
$320 MM
$1.1 B
$1.3 B
2007 Estimate
1 Excludes discontinued operations results and Coated Papers
2 Before special items
Key Financial Statistics
Updated as of November 2, 2007
Key Financial Statistics
Updated as of November 2, 2007

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
Containerboard Uncoated Papers Pulp Coated Paperboard European Papers
*Includes indefinitely closed uncoated papers capacity at Pensacola, FL, Bastrop, LA and Jay, ME in 2Q05
(72,000 tons), 3Q05 (108,000 tons) and 4Q’05 (108,000 tons) which we permanently closed at end of 4Q’05.
Lack of Order Downtime
Lack of Order Downtime
59
90
236
173
5
10
5
35
95
M  Short Tons
2003 2004 2005
274*270*
180*
25
2006
25
28
70
2007
35
4
7
M Short Tons

$MM
Total of $10 million or $0.01
Total of $10 million or $0.01
per share
per share
negative impact in 3Q’07 versus 2Q’07
negative impact in 3Q’07 versus 2Q’07
Raw Material & Distribution Costs
EBIT Impact 3Q’07 vs. 2Q’07
Raw Material & Distribution Costs
EBIT Impact 3Q’07 vs. 2Q’07
All costs include ongoing businesses
1
(3)
(6)
(2)
(7)
(6)
(5)
(4)
(3)
(2)
(1)
0
1
2
Chemicals Wood Freight Energy
$MM

4Q’07 Forecast vs. 3Q’07
$5
($10)
($5)
$20
Impact
($ Million)
Total Impact
Consumer Packaging
Industrial Packaging
Printing Papers
(2,000)
15,000
8,000
(25,000)
Maintenance
Outages
(Tons)
Maintenance outages and dollar impacts are estimated and are subject to change
Incremental Maintenance Outages
Incremental Maintenance Outages

($221) ($179) ($188)
Unallocated Expenses, net
$21 - -
Other Businesses
$656 $572 $610 Operating Profit
($144) ($80) ($77)
Interest Expense, net
- $6 $4
Minority Interest
$291
$166
$34
$62
$139
$234¹
3Q’06
$319
$98
$38
$48
$139
$249
2Q’07
Earnings from continuing operations before
income taxes, minority interest & special items
Forest Products
Distribution
Consumer Packaging
Industrial Packaging
Printing Papers
Earnings by Industry Segment ($ Million)
$349
$99
$40
$49
$115
$307
3Q’07
*Industry segment information has been reclassified to conform with minor changes in 2006 organizational structure
1. Excludes amounts for coated paper sales
Earnings by Industry Segment
Before Special Items
Earnings by Industry Segment
Before Special Items

Business Segment Operating Results
Before Special Items
Business Segment Operating Results
Before Special Items
Industrial Packaging
$955 $975 $975 $128 $109 $99
North American
$250 $270 $265 $10 $28 $15
European
$45 $70 $65 $1 $2 $1
Asian
N/A $85 $85 N/A $4 $5
Asian
$60 $65 $70 $10 $7 $5
European
$645 $640 $620 $52 $37 $39
North American
Consumer Packaging
Sales Operating Profit
$ Million
$170
$250
$370
$870
3Q’07
$160
$205
$370
$875
2Q’07
$21
$33
$28
$152
1
3Q’06
$130 $24 $25
U.S. Market Pulp
$72
$45
$165
3Q’07
$120 $57
Brazilian
$310 $55
European
$910¹
$113
North American
Printing Papers
3Q’06 2Q’07
1. Excludes amounts for coated papers

2007 Earnings from Continuing Operations
2007 Earnings from Continuing Operations
1 Assuming dilution
2 A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
$0.52
$0.46
$1.02
($0.05)
($0.06)
$0.57
$0.57
$0.52
$0.45
Diluted
EPS
2
448 15% $254 $0 ($44) $298 1Q07
431 8% ($23) $0 $2 ($25) 2Q07
426 32% ($23) $0 $11 ($34) 3Q07
Earnings from Continuing Operations
426 28% $220 ($6) ($89) $315 3Q07
431 30% $200 ($5) ($89) $294 2Q07
448 24% $457 ($6) ($143) $606 1Q07
$243
$223
$203
Net
Income
$MM
29%
29%
32%
Estimated
Tax Rate
($6)
($5)
($6)
Minority
Interest
$MM
Special Items
$349
$319
$308
Pre-Tax
$MM
426 ($100) 3Q07
431 ($91) 2Q07
448 ($99) 1Q07
Before Special Items
Average
Shares
1
MM
Tax
$MM

Business Segment Price Realization
Business Segment Price Realization
Industrial Packaging
Printing Papers
$62.2
$500
$551
$888
SEP ‘06
$61.2
$527
$605
$916
SEP ‘07
$502 $513 $521 Containerboard ($/ton)
$61.9 $61.4 $61.2 Corrugated boxes ($/MSF)
Average Selling Price Realizations
U. S. Business Segment
$546
$888
3Q’06
$605
$912
3Q’07
$586 Pulp ($/ton)
$904 Uncoated ($/ton)
2Q’07
Average IP U.S. selling price realizations (includes the impact of mix across all grades)

2007 Capital Spending
$1.3 B of Projected Spending by Business
2007 Capital Spending
$1.3 B of Projected Spending by Business
0
25
50
75
100
125
150
175
200
225
250
Brazil Europe Industrial
Packaging
IP Uncoated
Papers
Coated
Paperboard
% of D&A
156%
189%
118%
161%
115%
66%
Capital Allocated in Excess of D&A
Capital Allocated in Excess of D&A
to Brazil and E. Europe
to Brazil and E. Europe
Pensacola
Mill
IP/Sun JV
Tres
Lagoas
Coated Paperboard includes Riegelwood fluff pulp project

2008 Estimated Capital Spending
2008 Estimated Capital Spending
0
25
50
75
100
125
150
175
200
225
250
Brazil Europe Industrial
Packaging
IP Uncoated
Papers
Coated
Paperboard
% of D&A
88%
220%
100%
78%
109%
47%
Capital Allocated in Excess of D&A
Capital Allocated in Excess of D&A
in Brazil and Asia
in Brazil and Asia
Tres
Lagoas
IP/Sun JV

0
50
100
150
200
250
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr Jul Oct
2004 2005
2006 2007
Natural Gas Costs
* NYMEX Natural Gas closing prices
Index: Jan 2004 Natural Gas Costs = 100

90
95
100
105
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr Jul Oct
U.S. Mill Wood Costs
U.S. Mill Wood Costs
Index: Jan 2004 Wood Costs = 100
2004 2005
* Delivered cost to U.S. pulp & paper ongoing mills
2006
2007

0
50
100
150
200
250
300
350
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct
2004 2005 2006 2007
Caustic Soda Costs
Index: Jan 2004 Caustic Soda Costs = 100
* Delivered cost to U.S. facilities

41 40 60 80 100 120 140 160 180 200 220 Jan Mar May Jul Sep Nov Jan Mar May Jul Sep 2006 2007 Corn Starch Costs Index: Jan 2006 Corn Starch Costs = 100 * Delivered cost to U.S. facilities

Global Consumption
Annual Purchase Estimates for Key Inputs
Global Consumption
Annual Purchase Estimates for Key Inputs
Chemicals
Fiber
Energy
50,000 215,000 Sodium Chlorate (Ton)
- 40,000 LD Polyethylene (Ton)
4,000 24,000 Latex (Ton)
230,000 1,300,000 Coal (Ton)
8,000,000 40,000,000 Wood (Ton)
60,000 340,000 Caustic Soda (Ton)
310,000 600,000 Old Corrugated Containers (Ton)
Commodity
500,000
15,000,000
Non – U. S.
4,100,000 #6 Fuel Oil (Barrel)
28,000,000 Natural Gas (MM BTU)
U. S.
2007 Run Rate Estimates
Includes only ongoing businesses